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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): March 31, 1999



                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


            Pennsylvania                            0-21639                           23-2858652
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
  (State or other jurisdiction of          (Commission File Number)                (I.R.S. Employee
   incorporation or organization)                                               Identification Number)

                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (215) 793-9300

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Item 2.   Acquisition or Disposition of Assets.

          On March 31, 1999, NCO Group, Inc. ("NCO") acquired JDR Holdings, Inc. ("JDR") by the merger of JDR Acquisition Inc. ("Newco"), a wholly-owned subsidiary of NCO, into JDR Holdings, Inc., with JDR becoming a wholly-owned subsidiary of NCO (the "Merger"). In consideration of the Merger, the stockholders of JDR received a total of 3,388,597 shares of common stock, no par value, of NCO ("NCO Common Stock") in exchange for all of the outstanding shares of capital stock of JDR and outstanding warrants to purchase capital stock of JDR. Additionally, NCO assumed all outstanding stock options of JDR, which have been converted in the Merger into options to purchase up to 333,538 shares of NCO Common Stock. The transaction was accounted for as a pooling of interests and treated as a tax free reorganization.

          JDR is one of the leading providers of accounts receivable management services and a provider of other services such as telemarketing, and telecommunications consulting and brokerage services to businesses ranging from Fortune 500 corporations to small businesses. JDR's revenue for fiscal year ended December 31, 1998 was $51.0 million.

Risks Associated with Recent Acquisitions.

          The businesses acquired by NCO in 1998 and acquired in the JDR Merger had combined revenues of $223.2 million in 1997 compared to NCO's revenue of $85.3 million in 1997. If NCO is unable to successfully handle these new businesses and integrate them into NCO's operations, NCO may not be able to realize expected operating efficiencies, eliminate redundant costs or operate the businesses profitably. The integration of these businesses is subject to a number of risks, including risks that: (i) the conversion of the acquired companies' computer and operating systems to NCO's systems may take longer or cost more than expected; (ii) NCO may be unable to retain clients or key employees of the acquired companies; and (iii) the acquired companies might have additional liabilities that NCO did not anticipate at the time of the acquisitions.

Forward Looking Statements

          Certain statements included in this Current Report on Form 8-K, other than historical facts, are forward-looking statements (as such term is defined in the Securities Exchange Act of 1934, and the regulations thereunder) which are intended to be covered by the safe harbors created thereby. Forward-looking statements include, without limitation, statements as to the Company's objective to grow through strategic acquisitions and internal growth, the impact of acquisitions on the Company's earnings, the Company's ability to realize operating efficiencies in the integration of its acquisitions, trends in the Company's future operating performance, Year 2000 compliance, the effects of legal or governmental proceedings, the effects of changes in accounting pronouncements and statements as to the Company's or management's beliefs, expectations and opinions. Forward-looking statements are subject to risks and uncertainties and may be affected by various factors which may cause actual results to differ materially from those in the forward-looking statements. In addition to the factors discussed in this report, certain risks, uncertainties and other factors, including, without limitation, the risk that the Company will not be able to realize operating efficiencies in the integration of its acquisitions, risks associated with growth and future acquisitions, fluctuations in quarterly operating results, risks relating to Year 2000 compliance and the other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and filed on March 31, 1999 and the Company's Registration Statement on Form S-4, filed on February 26, 1999, as amended, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.



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Item 7.   Financial Statements and Exhibits.

          The following exhibits are being filed as part of this report:

          (a) Financial Statements of businesses acquired.

              It is impracticable to provide the required financial statements for the acquired business at this time. The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than June 14, 1999.

          (b) Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial information for the acquired business at this time. The required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than June 14, 1999.

          (c) Exhibits.


          Number      Title
          ------      -----
            1.*       Amended and Restated Agreement and Plan of Reorganization
                      Agreement, dated as of November 1, 1998, by and among NCO, JDR and Newco.

            2.* Amended and Restated Agreement and Plan of Merger, dated as of November 1, 1998, by and among NCO, JDR and Newco.

            3. Escrow Agreement, dated as of March 31, 1999 by and among NCO, JDR and The Chase Manhattan Bank.

            4.        JDR 1997 Option Plan, adopted on June 11, 1997.

            5. Employment Agreement dated as of March 31, 1999, by and between NCO and David D'Anna.

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           *Incorporated by reference to NCO's Joint Proxy/Registration
Statement on Form S-4 (Registration No. 333-73087), filed with the Securities Exchange Commission on February 26, 1999, as amended.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NCO GROUP, INC.


                                        By: /s/ Joseph C. McGowan
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                                             Joseph C. McGowan
                                             Executive Vice President



Date: April 15, 1999